                                                                   Exhibit 10.12


                   FIRST AMENDMENT TO STOCKHOLDERS' AGREEMENT

         FIRST AMENDMENT dated as of March 27, 1999 (this "AMENDMENT") to the Stockholders' Agreement dated as of April 3, 1998 (the Stockholders' Agreement, as amended hereby, the "STOCKHOLDERS' AGREEMENT"), by and among THE PLOW & HEARTH, INC. , a Virginia corporation having an address at Route 230 West, Madison, Virginia 22727 (the "COMPANY"), 1-800-FLOWERS, INC., a Delaware corporation, having an address at 1600 Stewart Avenue, Westbury, New York 11590 ("FLOWERS") and the other Persons set forth on the signature page hereof;

                              W I T N E S S E T H:

         WHEREAS, the parties hereto desire to amend the Stockholders' Agreement in accordance with the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the following and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                  1. DEFINITIONS. All capitalized terms used herein and not defined herein which are defined in the Stockholders' Agreement, shall have the same meaning herein as in the Stockholders' Agreement.

                  2. AMENDMENT OF DEFINITIONS. (a) Section 1.1(k) of the Stockholders' Agreement hereby is amended by deleting it in its entirety and replacing it with the following:

                           (k) "COMPANY VALUE" shall mean the product of (i)
seven (7) multiplied by (ii) the EBIT of the Company for the twelve-month period ending on the last day of the calendar month preceding (A) in the case of a Put Option, the Put Event or the Put Period Trigger Date, as the case may be; (B) in the case of a Call Option, the Call Event, or the Call Period Trigger Date, as the case may be; (C) in the case of a Call Option triggered by the circumstances described in Section 1.1(e)(ii), the later of the Put Period Trigger Date or the Delayed Call Event; (D) in the case of a Cash Out Option, the Effective Date or the Consummation Date, as the case may be, or (E) in the case of Section 2.2(b), the Investment Date, or if any such date is the last day of a month, on such date; PROVIDED, HOWEVER that the parties hereto have agreed that in no event shall the Company Value be less than $21,000,000.

                  3. RESTATEMENT OF STOCKHOLDERS' AGREEMENT. The Stockholders' Agreement, as amended hereby, remains in full force and effect until terminated in accordance with Article 11 thereof. All other terms of the Stockholders' Agreement are hereby restated.

                  IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

                                      THE PLOW & HEARTH, INC.


                                      By: /s/ Peter Rice
                                          _____________________________



                                      1-800-FLOWERS, INC.


                                      By: /s/ James F. McCann
                                          _____________________________



                                      MANAGEMENT STOCKHOLDERS:

                                      /s/ Donald C. Beck
                                      _________________________________
                                      Donald C. Beck


                                      /s/ Michael E. Burns
                                      _________________________________
                                      Michael E. Burns


                                      /s/ Carol A. Cate
                                      _________________________________
                                      Carol A. Cate


                                      /s/ Dawn M. Cottrell
                                      _________________________________
                                      Dawn M. Cottrell, as Joint Tenant with
                                      Right of Survivorship


                                      /s/ Ronald J. Cottrell
                                      _________________________________
                                      Ronald J. Cottrell, as Joint Tenant with
                                      Right of Survivorship


                                      /s/ James K. Kepchar
                                      _________________________________
                                      James K. Kepchar

                  IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

                            LASAHANE INVESTMENTS

                            By: Frank Borden Hanes, Jr., its Managing
                                Partner


                                By: /s/ Frank Borden Hanes, Jr.
                                   _____________________________
                                   Name: Frank Borden Hanes, Jr.
                                   Title: Managing Partner


                            Peter G. Rice


                            THE PETER VAN S. RICE FAMILY TRUST


                            By: /s/ Peter G. Rice
                               ________________________________
                               Name: Peter G. Rice
                               Title: as Trustee


                            Steven R. Wagner


                            TUCKER ANTHONY, INC., CUSTODIAN FBO/C.
                            CARTER WALKER, JR. IRA


                            By: /s/ Steven R. Wagner
                               ________________________________
                               Name: Steven R. Wagner
                               Title: as Trustee

                  IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

                                          OPTIONHOLDERS:

                                          /s/ Anna M. Allen
                                          ______________________________
                                          Anna M. Allen


                                          /s/ Caroline C. Busick
                                          ______________________________
                                          Caroline C. Busick


                                          /s/ Dawn M. Cottrell
                                          ______________________________
                                          Dawn M. Cottrell


                                          /s/ Thomas M. Freshwater
                                          ______________________________
                                          Thomas M. Freshwater


                                          /s/ Norman D. Hensel
                                          ______________________________
                                          Norman D. Hensel


                                          /s/ Robert G. Kohler
                                          ______________________________
                                          Robert G. Kohler


                                          /s/ Margaret S. Rice
                                          ______________________________
                                          Margaret S. Rice


                                          /s/ Peter M. Rice
                                          ______________________________
                                          Peter M. Rice


                                          /s/ Richard N. VanSantvoord
                                          ______________________________
                                          Richard N. VanSantvoord


                                          /s/ John H. Whitlow
                                          ______________________________
                                          John H. Whitlow

                   SECOND AMENDMENT TO STOCKHOLDERS' AGREEMENT

         SECOND AMENDMENT dated as of May 17, 1999 (this "AMENDMENT") to the Stockholders' Agreement dated as of April 3, 1998, as amended on March 27, 1999 (the Stockholders' Agreement, as amended hereby, the "STOCKHOLDERS' AGREEMENT"), by and among THE PLOW & HEARTH, INC. , a Virginia corporation having an address at Route 230 West, Madison, Virginia 22727 (the "COMPANY"), 1-800-FLOWERS.COM, INC., a Delaware corporation (formerly known as 1-800-Flowers, Inc.), having an address at 1600 Stewart Avenue, Westbury, New York 11590 ("FLOWERS") and the other Persons set forth on the signature page hereof;

                              W I T N E S S E T H:

         WHEREAS, in anticipation of a possible IPO of Flowers, the parties hereto desire to amend the Stockholders' Agreement in accordance with the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the following and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                  1. DEFINITIONS. All capitalized terms used herein and not defined herein which are defined in the Stockholders' Agreement, shall have the same meaning herein as in the Stockholders' Agreement.

                  2. AMENDMENT OF DEFINITIONS. (a) Section 1.1(h) of the Stockholders' Agreement hereby is amended by deleting it in its entirety and replacing it with the following:

                           "(h) "CASH OUT PRICE" shall mean: (i) generally, with
respect to any Management Stockholder or Optionholder, (A) the product of the Company Value multiplied by such Management Stockholder's or Optionholder's Proportionate Interest, less (B) any loans, advances or similar monetary obligations owed or otherwise outstanding from such Management Stockholder or Optionholder or their respective Related Employee or Affiliates (whether or not, otherwise due and payable) to the Company or its Affiliates, and any amounts owed by such Management Stockholder, Optionholder or their respective Related Employee to the Company or its Affiliates with respect to the exercise of Options or other Purchase Rights; and (ii) for a Qualifying IPO, with respect to any Management Stockholder or Optionholder, (A) the product of $28,000,000 multiplied by such Management Stockholder's or Optionholder's Proportionate Interest, less (B) any loans, advances or similar monetary obligations owed or otherwise outstanding from such Management Stockholder or Optionholder or their respective Related Employee or Affiliates (whether or not, otherwise due and payable) to the Company or its Affiliates, and any amounts owed by such Management Stockholder, Optionholder or their respective Related Employee to the Company or its Affiliates with respect to the exercise of Options or other Purchase Rights."

                  (b) Section 1.1(aj) of the Stockholders' Agreement hereby is amended by deleting it in its entirety and replacing it with the following:

                           "(aj) "PROPORTIONATE INTEREST" with respect to any
Person, shall mean: (i) generally, a fraction, the numerator of which is the total of number of Shares and Option Shares being sold by such Person and the denominator of which is the total number of Shares and Option Shares then outstanding and (in the case of Optionholders) deemed outstanding on a Fully Diluted Basis; and (ii) for a Qualifying IPO, in calculating the Cash Out Price for the Stockholder Cash Out Option, a fraction, the numerator of which is the total of number of Shares and Option Shares being sold by such Person and the denominator of which is the total number of Shares, Option Shares and shares of Common Stock which are issuable upon exercise of vested options pursuant to the terms of the New Plan, as amended ("NEW OPTION SHARES"), then outstanding and (in the case of Optionholders and holders of New Option Shares) deemed outstanding on a Fully Diluted Basis." (c) Section 1.1 of the Stockholders' Agreement shall be amended by adding the following paragraph (aq-1) immediately following paragraph (aq):

                           "(aq-1) "QUALIFYING IPO" shall mean an IPO of
Flowers, for which Goldman, Sachs & Co. serves as the lead managing underwriter, which is completed on or before December 31, 1999, and as a result of which Flowers receives gross offering proceeds of not less than $80,000,000."

                  3. AMENDMENT OF SECTION 9. Section 9 of the Stockholders' Agreement is deleted in its entirety and replaced by the following new Section 9:

         9. MANAGEMENT STOCKHOLDERS CONVERSION AND CASH OUT OPTIONS

                  9.1 CONVERSION AND CASH OUT OPTIONS. (a) MANAGEMENT STOCKHOLDER OPTIONS. (i) Upon the occurrence of the first to occur of an IPO of Flowers (Flowers is sometimes referred to in this Section 9 as an "ISSUER"), or the Sale of Flowers, each of the Management Stockholders and Optionholders shall
(A) in the case of a Sale of Flowers or an IPO that is not a Qualifying IPO, have the option to cause (1) all (but not less than all) of its Shares and Option Shares to be converted into that number of shares of capital stock of the Issuer to be determined by applying the Conversion Ratio to the Shares and the Option Shares of such Management Stockholders and Optionholders (the "STOCKHOLDER CONVERSION OPTION") or (2) in the event of an IPO and subject to approval of the managing underwriter of the IPO in its sole discretion, the Issuer to purchase for cash, all of its Shares and Option Shares at the Cash Out Price (the "STOCKHOLDER CASH OUT OPTION" and, collectively, together with the Stockholder Conversion Option, the "STOCKHOLDER OPTIONS") and (B) in the case of a Qualifying IPO, shall exercise the Stockholder Cash Out Option, in each case in accordance with the provisions hereof.

                                (ii) Upon the occurrence of a "PRIVATE SALE"
prior to the termination of the Put Period, each Management Stockholder and Optionholder shall have the right to cause the Company to purchase all (but not less than all) of its Shares and Option Shares (the "PRIVATE SALE PUT OPTION") at the Put Price. A "Private Sale" shall mean the Sale of the Issuer as a result of which Management Stockholders and Optionholders would receive in consideration for their Shares or Option Shares (or securities of the Issuer into which such Shares or Option Shares would be converted) equity securities of the acquiring or surviving entity which are not traded on a United States or foreign securities exchange or traded or reported on the Nasdaq National Market or the Nasdaq Stock Market or substantially equivalent foreign automated quotation system.

                               (iii) If an Optionholder exercises a Stockholder
Option or Private Sale Put Option, it shall exercise all of its Options so that the Options Shares thereunder may be converted or sold in accordance with the provisions hereof, which exercise shall be conditioned upon, and shall be deemed effective immediately prior to, the consummation of the conversion or sale, as the case may be, of such Option Shares.

                           (b) ISSUER OPTION. If any Management Stockholder or
Optionholder has elected not to exercise its Stockholder Conversion Option, Stockholder Cash Out Option or Private Sale Put Option in connection with a Stockholder Option Event, then the Issuer shall have the option to cause all (but not less than all) of the Shares and Option Shares of such Management Stockholder or Optionholder to be converted into capital stock of the Issuer in accordance with the provisions hereof (the "ISSUER CONVERSION OPTION"; and, collectively together with the Stockholder Conversion Option, the "CONVERSION OPTIONS"). If the Issuer exercises its Issuer Conversion Option, each Optionholder shall exercise all of its Options so that the Option Shares thereunder may be converted into Issuer Shares in accordance with the provisions hereof, which exercise shall be conditioned upon, and shall be deemed effective immediately prior to, the consummation of the conversion of the Option Shares.

                  9.2 EXERCISE OF MANAGEMENT STOCKHOLDER OPTIONS. (a) The Issuer shall notify the Management Stockholders and Optionholders of a proposed IPO or Sale not later than twenty (20) days prior to the anticipated Effective Date or Consummation Date, as the case may be ("TRANSACTION NOTICE") and (i) in the case of an IPO that is not a Qualifying IPO or a Sale, shall set forth in such notice
(A) to the extent known, the Conversion Ratio; (B) to the extent known, the estimated range of the public offering price of the Issuer's securities to be sold in the IPO, or the purchase price of, and the terms of payment of the purchase price of, the Sale, as the case may be; and (C) whether the managing underwriter of the IPO will permit Management Stockholders to exercise Stockholder Cash Out Options and (ii) in the case of a Qualifying IPO, shall provide to the Management Stockholders and Optionholders together with the Transaction Notice a copy of the latest preliminary prospectus filed by the Issuer with the SEC in connection with such IPO, or if the Issuer has not yet filed a preliminary prospectus with the SEC, the Issuer shall provide such preliminary prospectus within a reasonable period of time after it has been filed with the SEC. If the Conversion Ratio, estimated range of the public offering price of the IPO or the purchase price and/or terms of payment of the purchase price of the Sale are not known at the time the Transaction Notice is sent, the Issuer shall notify the Management

Stockholders and Optionholders of such Conversion Ratio, range or such price and terms, as the case may be, within a reasonable period of time after such information is known to the Issuer.

                           (b) In the case of an IPO that is not a Qualifying
IPO or a Sale of Flowers, within fifteen (15) business days after receipt of the Transaction Notice, each Management Stockholder and Optionholder shall notify the Issuer in writing whether it shall elect irrevocably to exercise its Stockholder Conversion Option or (if available) its Stockholder Cash Out Option or (if available) its Private Sale Put Option with respect to all of its Shares and Option Shares (the "STOCKHOLDER EXERCISE NOTICE").

                           (c) In the case of a Qualifying IPO or if a
Management Stockholder or Optionholder has elected to exercise a Stockholder Option or a Private Sale Put Option in connection with an IPO that is not a Qualifying IPO or a Sale of Flowers, it shall deliver to the Issuer, together with the Stockholder Exercise Notice, if applicable, the exercise price due and payable for the purchase of each Option Share (to the extent such Option exercise price is required to, or otherwise will, be paid in cash) together with certificates representing all of its Shares and Option Shares together with such other documents as the Issuer shall reasonably request so as to effect the conversion of the Shares and Option Shares into shares of capital stock of the Issuer (collectively, the "CONVERSION DOCUMENTS") or so as to effect the cash out of the Management Stockholders and Optionholders Shares and Option Shares, including but not limited to, evidence that the Shares and Option Shares shall be purchased free and clear of all Liens (collectively, the "CASH-OUT DOCUMENTS"), or so as to effect the sale of the Shares and Option Shares to the Company pursuant to the Private Sale Put Option free and clear of all Liens (the "PRIVATE SALE PUT DOCUMENTS"), as the case may be. Any Management Stockholder who fails to exercise a Stockholder Option in accordance with the foregoing provisions, shall be deemed to have elected to waive its right to exercise Stockholder Options.

                  9.3 EXERCISE OF ISSUER CONVERSION OPTION. The Issuer shall have the right at any time up to five (5) business days prior to the Effective Date or Consummation Date, as the case may be, to exercise its Issuer Conversion Option with respect to any Shares and Option Shares for which Management Stockholders and Optionholders have not properly exercised Stockholder Conversion Options, Stockholder Cash Out Options or Private Sale Put Options hereunder. The Issuer shall exercise its Issuer Conversion Option by delivery of written notice thereof to the Management Stockholders and Optionholders with respect to whom the Issuer is exercising its option (the "ISSUER CONVERSION NOTICE"). Promptly upon receipt of the Issuer Conversion Notice, Management Stockholders and Optionholders shall deliver to the Issuer certificates representing all of its Shares and Option Shares together with the Conversion Documents.

                  9.4 CONVERSION OF SHARES ON IPO CLOSING DATE AND CONSUMMATION DATE.

                           (a) On the IPO Closing Date, all Shares and Option
Shares with respect to which Conversion Options have been properly exercised, automatically, without any further action on the part of the Management Stockholders or Optionholders, the Issuer or any other Person, shall be converted into the type and number of shares of capital stock of the Issuer as shall be calculated by applying the Conversion Ratio to the Shares and Option Shares held by such Management Stockholders and Optionholders.

                           (b) On the Consummation Date, all Shares and Option
Shares with respect to which Conversion Options have been properly exercised, automatically, without any further action on the part of the Management Stockholders, Optionholders, the Issuer or any other Person, shall be converted into the type and number of shares of capital stock of the Issuer as shall be calculated by applying the Conversion Ratio to the Shares and Option Shares, to the total number of Shares and Option Shares in such class held by the Management Stockholders and Optionholders. Such conversion shall be deemed to occur on the Consummation Date immediately prior to the Consummation Time or at such earlier time so as to enable such converting Management Stockholders and Optionholders to participate in the Sale as a stockholder of the Issuer. In the event that subsequent to such conversion it is determined that the Sale shall not be consummated, then automatically and without any action on the part of the Management Stockholders or the Optionholders, the Issuer or any other Person, the conversion of the Shares and Option Shares into capital stock of the Issuer shall be deemed null and void AB INITIO and of no force and effect, and each of the Issuer, the Stockholders, the Optionholder and the Company shall take all such actions as the Company shall deem necessary or desirable to nullify such conversion.

                           (c) In the case of a conversion of Shares or Option
Shares into capital stock of Flowers, the Shares and Option Shares shall be converted, into such class of capital stock of Flowers as is being registered in the IPO or being sold in the Sale.

                           (d) (i) In connection with an IPO, the Conversion
Ratio shall be determined by the managing underwriter of the IPO, or if the managing underwriter, in its discretion, shall permit, and the Management Director shall so request, by such other investment bank, financial advisor or appraiser as the Issuer shall select and the Management Director shall approve, which approval shall not be unreasonably withheld, and such determination shall be binding upon the Issuer, the Management Stockholders and the Optionholders.

                                    (ii) In the event of an IPO, the
determination of the Conversion Ratio shall be made by valuing the Company, on the one hand, and the Issuer, on the other hand, as separate entities. Although the Issuer is the entity actually engaged in the IPO, in valuing the Company, the managing underwriter shall also value the Company as if the Company itself were being valued in connection with an initial public offering of its own equity securities pursuant to a Registration Statement filed with the SEC pursuant to the 1933 Act. In valuing the Company and the Issuer, the managing underwriter shall take into account, among other factors: (A) the historical and projected earnings and cash flow (as measured by EBIT or other appropriate measurement standards) of each of the Company and Issuer respectively; (B) multiples or other formulas typically used in valuing public companies that are comparable (by virtue of the nature of business, size, years of operations and/or other appropriate characteristics) to the Company, on the one hand, and Issuer, on the other hand, (notwithstanding the fact that the Company is then a privately held company); and (C) to the extent not already included in the calculations made pursuant to clauses (A) and (B) above, the impact on the value of each of the Company and

Issuer of the synergies and economies of scale which have resulted and are projected to result from the affiliation of the Company and the Issuer. In addition, in valuing the Company, the managing underwriter shall ignore any discount that might otherwise apply as a result of the Issuer's control of the Company or the lack of liquidity or transferability of the Shares created by such control or this Agreement.

                           (e) (i)  In connection with a Sale, the Conversion
Ratio shall be determined by the Issuer's investment banker or other financial advisor retained in connection with such Sale, or if there is no such banker or advisor, or if such banker or advisor, in its discretion, shall permit, and the Management Director shall so request, by such other investment banker or financial advisor or appraiser as the Issuer shall select and the Management Director shall approve, which approval shall not be unreasonably withheld, and such determination shall be binding upon the Issuer and the Management Stockholders and the Optionholders.

                                    (ii) In the event of a Sale, the
determination of the Conversion Ratio shall be made by valuing the Company, on the one hand, and the Issuer, on the other hand, as separate entities. In valuing the Company and the Issuer, the investment banker shall take into account, among other factors: (A) the historical and projected earnings and cash flow (as measured by EBIT or other appropriate measurement standards) of each of the Company and Issuer respectively; (B) multiples or other formulas typically used in transactions of this nature to value companies that are comparable (by virtue of the nature of business, size, years of operations and/or other appropriate characteristics) to the Company, on the one hand, and Issuer, on the other hand; and (C) to the extent not already included in the calculations made pursuant to clauses (A) and (B) above, the impact on the value of each of the Company and Issuer of the synergies and economies of scale which have resulted and are projected to result from the affiliation of the Company and the Issuer. In addition, in valuing the Company, the investment banker shall ignore any discount that might otherwise apply as a result of the Issuer's control of the Company or the lack of liquidity or transferability of the Shares created by such control or this Agreement.

                           (f) The Issuer shall bear the cost of determining the
Conversion Ratio.

                           (g) (i) The Issuer shall issue to the Management
Stockholders and Optionholders who are the subject of Conversion Options in connection with an IPO, stock certificates representing the Issuer capital stock into which their Shares and Option Shares have been converted within fifteen (15) business days following the IPO Closing Date provided that the Management Stockholders and Optionholders have provided to the Issuer all required Conversion Documents.

                           (ii) The Issuer shall issue to Management
Stockholders and Optionholders who are the subject of Conversion Options in connection with a Sale, stock certificates representing the Issuer capital stock into which their Shares and Option Shares have been converted within such time as is necessary to enable the Management Stockholders and Optionholders to participate in the Sale as stockholders of the Issuer; PROVIDED, HOWEVER, that the Issuer shall not be required to issue any such certificates if (A) such certificates shall not be required to enable the Management Stockholders and Optionholders to so participate in the Sale or (B) a Management Stockholder or Optionholders has not provided the Issuer with all required Conversion Documents.

                  9.5 CASH OUT OF SHARES. If a Management Stockholder or Optionholder has properly elected to exercise its Stockholder Cash Out Option in connection with an IPO or a Qualifying IPO, within fifteen (15) business days after the IPO Closing Date, the Issuer shall pay to such Management Stockholder or Optionholder the Cash Out Price by check against delivery to the Issuer of all Cash Out Documents.

                  9.6 PURCHASE OF SHARES ON PRIVATE SALE CONSUMMATION DATE. If a Management Stockholder or Optionholder has properly exercised its Private Sale Put Option in connection with a Private Sale, within forty-five (45) days after the Private Sale Consummation Date, the Issuer shall pay to the Management Stockholder or Optionholder the Put Price in accordance with the provisions of
Section 6.1(c), (d), and (e) each of which shall be applicable fully to the exercise and closing of the Private Sale Put Option.

                  4. RIGHT TO EXERCISE STOCKHOLDER CASH OUT OPTION. The parties acknowledge and agree that in connection with a Qualifying IPO, Goldman, Sachs & Co. has advised Flowers that Management Stockholders and Optionholders can be paid the Cash Out Price pursuant to their Stockholder Cash Out Option.

                  5. APPLICABILITY OF THIS AMENDMENT. Notwithstanding anything herein to the contrary, the parties acknowledge and agree that:

                           (a) this Amendment is being entered into solely in
contemplation of a Qualifying IPO currently being planned by Flowers; and

                           (b) If a Qualifying IPO is not completed on or before
December 31, 1999, this Amendment shall be terminated and of no further force and effect, and each of the amendments to the Stockholders' Agreement effected hereby automatically, without any further action on the part of the Management Stockholders or Optionholders, the Issuer or any other Person, shall be deemed null and void AB INITIO, and the Stockholders' Agreement as in effect immediately prior to the execution of this Amendment shall be reinstated and be deemed to be in full force and effect.

                  6. RESTATEMENT OF STOCKHOLDERS' AGREEMENT. The Stockholders' Agreement, as amended hereby, remains in full force and effect until terminated in accordance with Article 11 thereof. All other terms of the Stockholders' Agreement are hereby restated.

                  IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

                                      THE PLOW & HEARTH, INC.


                                      By: /s/ Peter Rice
                                          ______________________________


                                      1-800-FLOWERS, INC.


                                      By: /s/ James F. McCann
                                          ______________________________


                                      MANAGEMENT STOCKHOLDERS:

                                      /s/ Donald C. Beck
                                      __________________________________
                                      Donald C. Beck


                                      /s/ Michael E. Burns
                                      __________________________________
                                      Michael E. Burns


                                      /s/ Carol A. Cate
                                      __________________________________
                                      Carol A. Cate


                                      /s/ Dawn M. Cottrell
                                      __________________________________
                                      Dawn M. Cottrell, as Joint Tenant with
                                      Right of Survivorship

                                      /s/ Ronald J. Cottrell
                                      __________________________________
                                      Ronald J. Cottrell, as Joint Tenant with
                                      Right of Survivorship


                                      /s/ James K. Kepchar
                                      __________________________________
                                      James K. Kepchar

                  IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

                            LASAHANE INVESTMENTS

                            By: Frank Borden Hanes, Jr., its Managing
                                Partner


                                By: /s/ Frank Borden Hanes, Jr.
                                   __________________________________
                                   Name: Frank Borden Hanes, Jr.
                                   Title: Managing Partner


                            Peter G. Rice


                            THE PETER VAN S. RICE FAMILY TRUST


                            By: /s/ Peter G. Rice
                               __________________________________
                               Name: Peter G. Rice
                               Title: as Trustee


                            Steven R. Wagner


                            TUCKER ANTHONY, INC., CUSTODIAN FBO/C.
                            CARTER WALKER, JR. IRA


                            By: /s/ Steven R. Wagner
                               __________________________________
                               Name: Steven R. Wagner
                               Title: as Trustee

                  IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

                                          OPTIONHOLDERS:

                                          /s/ Anna M. Allen
                                          ______________________________
                                          Anna M. Allen


                                          /s/ Caroline C. Busick
                                          ______________________________
                                          Caroline C. Busick


                                          /s/ Dawn M. Cottrell
                                          ______________________________
                                          Dawn M. Cottrell


                                          /s/ Thomas M. Freshwater
                                          ______________________________
                                          Thomas M. Freshwater


                                          /s/ Norman D. Hensel
                                          ______________________________
                                          Norman D. Hensel


                                          /s/ Robert G. Kohler
                                          ______________________________
                                          Robert G. Kohler


                                          /s/ Margaret S. Rice
                                          ______________________________
                                          Margaret S. Rice


                                          /s/ Peter M. Rice
                                          ______________________________
                                          Peter M. Rice


                                          /s/ Richard N. VanSantvoord
                                          ______________________________
                                          Richard N. VanSantvoord


                                          /s/ John H. Whitlow
                                          ______________________________
                                          John H. Whitlow